UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 30, 2020

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388
(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania 18503-1848

(Address of principal executive offices)              (Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $2.00 par value	PFIS	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2020, Peoples Security Bank and Trust Company (the “Bank”), the banking subsidiary of Peoples Financial Services Corp. (the “Company”), and Craig W. Best, President and Chief Executive Officer of the Company and the Bank, adopted a Second Amendment to the Amended and Restated Deferred Compensation Plan #2 (the “Best Plan”). The Best Plan is an unfunded, nonqualified deferred compensation plan pursuant to which the Bank has made and will make contributions to Mr. Best’s account. The second amendment provides for a contribution of $80,000 each August 1 from 2020 through 2024, each conditioned on Mr. Best’s continued employment through the applicable date. The amendment further provides that with respect to the benefit attributable to contributions accrued on August 1, 2020 and thereafter, subject to the other terms and conditions of the Best Plan, such benefit will be paid in a lump sum within forty-five (45) days following Mr. Best’s separation from service.

The foregoing description of the second amendment to the Best Plan is qualified in its entirety by reference to the second amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
10.1	Second Amendment to the Amended and Restated Deferred Compensation Plan #2, dated January 30, 2020, by and between Peoples Security Bank and Trust Company and Craig Best

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

	By:	/s/ Craig W. Best
Craig W. Best
President and Chief Executive Officer
(Principal Executive Officer)
Date: January 31, 2020

Exhibit Index

Exhibit No.	Description
10.1	Second Amendment to the Amended and Restated Deferred Compensation Plan #2, dated January 30, 2020, by and between Peoples Security Bank and Trust Company and Craig Best

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